October 27, 2017

Supplement

SUPPLEMENT DATED OCTOBER 27, 2017 TO THE PROSPECTUS OF
Morgan Stanley Multi Cap Growth Trust, dated March 31, 2017

This supplement supersedes and replaces the Prospectus supplement relating to conversion feature disclosure dated September 29, 2017, by replacing the as supplemented disclosure with those conversion features previously disclosed in the Prospectus dated March 31, 2017.

The section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class B Shares—Conversion Feature" is hereby deleted and replaced with the following:

Conversion Feature. After eight years, Class B shares generally will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. This conversion will be suspended during any period in which the expense ratio of the Class B shares of the Fund is lower than the expense ratio of the Class A shares of the Fund.

The last sentence of the section of the prospectus entitled "Shareholder Information—Share Class Arrangements—Class L Shares—Distribution Fee" is hereby deleted and replaced with the following:

Unlike Class A, Class B or Class C shares, Class L shares have no conversion feature and, accordingly, an investor that purchases Class L shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class L shares for as long as the investor owns such shares.

The section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class C Shares—Conversion Feature" is hereby deleted and replaced with the following:

Conversion Feature. A shareholder holding Class C shares of the Fund through a brokerage account may convert such shares to either Class A or Class I shares of the Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative net asset values per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class C shares, then the conversion may not occur until after the shareholder has held the shares for a 12 month period, except that, effective May 1, 2017, a CDSC applicable to Class C shares converted to Class I shares through Traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period. Please ask your financial advisor if you are eligible for converting your Class C shares to Class I shares pursuant to these conversion features.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CPOCONVFEAPROSPT 10/17